EXHIBIT 99.4
(Multicurrency-Cross Border)

SCHEDULE
to the
Master Agreement
dated as of March 30, 2007
between
LEHMAN BROTHERS SPECIAL FINANCING INC. (“Party A”),
a corporation organized under the laws of
the State of Delaware
and
THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator and Corridor Contract Administrator for CWABS Asset-Backed Certificates Trust 2007-6
(“Party B”)

All terms used herein and not otherwise defined are given their meaning in the All terms used herein and not otherwise defined are given their meaning in the Pooling and Servicing Agreement dated as of March 1, 2007 among CWABS, Inc. as depositor, Park Monaco Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as Master Servicer, The Bank of New York, as Trustee and The Bank of New York Trust Company, N.A., as Co-Trustee (the “Pooling and Servicing Agreement”)

Part 1:  Termination Provisions

In this Agreement:-

(a)	“Specified Entity” means in relation to Party A for the purpose of:-

Section 5(a)(v),	Not applicable.
Section 5(a)(vi),	Not applicable.
Section 5(a)(vii),	Not applicable.
Section 5(b)(iv),	Not applicable.

and in relation to Party B for the purpose of:-

Section 5(a)(v),	Not applicable.
Section 5(a)(vi),	Not applicable.
Section 5(a)(vii),	Not applicable.
Section 5(b)(iv),	Not applicable.

(b)	“Specified Transaction” will have the meaning specified in Section 14 of this Agreement.

(c)	(i) The “Failure to Pay” provisions of Section 5(a)(i) will apply to Party A and Party B; provided, however, that Section 5(a)(i) is hereby amended by replacing the word “third” with the word “first.”

(ii)  The “Breach of Agreement” provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

(ii)  The “Credit Support Default” provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B; provided however, that with respect to any credit support annex, it will only apply in the event that such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(iii)  The “Misrepresentation” provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

(iv)  The “Default under Specified Transaction” provisions of Section 5(a)(v) will apply to Party A and will not apply to Party B.

(v)  “Cross Default” provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B.

“Specified Indebtedness” will have the meaning specified in Section 14 of this Agreement.

“Threshold Amount” means the lesser of (i) USD 100 million and (ii) two percent (2%) of the Stockholders’ Equity of Lehman Brothers Holdings Inc. (“Lehman Brothers Holdings Inc.” or “Holdings”), in the case of Party A and Holdings (or its equivalent in any other currency).

(vi)  The “Bankruptcy” provision of Section 5(a)(vii)(2) will not apply to Party B.; provided that clauses (2), (7) and (9) thereof shall not apply to Party B. Clause (4) of Section 5(a)(vii) will not apply to Party B to the extent that it refers to proceedings or petitions instituted or presented by Party A or any of its Affiliates.  Clause (6) of Section 5(a)(vii) will not apply to Party B to the extent that it refers to (i) any appointment that is contemplated or effected by the Pooling and Servicing Agreement or (ii) any appointment to which Party B has not become subject. Clause (8) of Section 5(a)(vii) will not apply to Party B to the extent that it applies to Section 5(a)(vii)(2), (4), (6), and (7) (except to the extent that such provisions are not disapplied with respect to Party B).

(vii) The “Merger without Assumption” provisions of Section 5(a)(viii) will apply to Party A and will apply to Party B.

(viii)  Notwithstanding Sections 5(a)(i) and 5(a)(iii), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under any credit support annex from time to time entered into between Party A and Party B in relation to this Master Agreement shall not be an Event of Default unless (A) part (b)(ii) of the definition of Hedge Counterparty Ratings Requirement (as defined in Part 5(f) below) apply and at least 30 Local Business Days have elapsed since the last time part (ii) of the definition of Hedge Counterparty Ratings Requirement did not apply and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(d)	(i) The “Illegality” provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

(ii) The “Tax Event” provisions of Section 5(b)(ii) will apply to both parties provided that the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement or (y)” shall be deleted.

(iii) The “Tax Event Upon Merger” provisions of Section 5(b)(iii) will apply to both parties, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

Section 6(b)(ii) will apply, provided that the words “or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party” shall be deleted.

(iv) The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)	The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)	Payments on Early Termination.

(A)  For the purpose of Section 6(e) of this Agreement, Market Quotation and Second Method will apply.

(B)  Calculations.  Notwithstanding Section 6 of this Agreement, so long as Party A is (A) the Affected Party in respect of an Additional Termination Event or a Tax Event Upon Merger or (B) the Defaulting Party in respect of any Event of Default, paragraphs (i) to (vi) below shall apply:

(i)  The definition of “Market Quotation” shall be deleted in its entirety and replaced with the following:

“Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect for preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Termination transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included and (4) made in respect of a Replacement Transaction with terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).”

(ii)  The definition of “Settlement Amount” shall be deleted in its entirety and replaced with the following:

““Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to the Termination Currency Equivalent of the amount (whether positive or negative) of any Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions that is accepted by Party B so as to become legally binding, provided that:

(1)  If, on the day falling ten Local Business Days after the day on which the Early Termination Date is designated or such later day as Party B may specify in writing to Party A (but in either case no later than the Early Termination Date) (such day the “Latest Settlement Amount Determination Day”), no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations; and

(2)  If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B’s Loss (whether positive or negative and without reference to any Unpaid amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

(iii)  For the purpose of paragraph (4) of the definition of Market Quotation, Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether a Firm Offer is made in respect of a Replacement Transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).

(iv)  At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations.

(v)  if Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

(vi)  If the Settlement Amount is a negative number, Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

“Second Method and Market Quotation”. If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B, provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) shall not be netted against any amount payable by Party B under (1).”

(f)	“Termination Currency” means USD.

(g)	Additional Termination Events will apply. Each of the following shall constitute an Additional Termination Event:

(A)           (I)           S&P Collateralization Event.  An S&P Collateralization Event has occurred and is continuing and Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the “Downgrade Provisions” as set forth in Part 5(f)(ii) and a Ratings Event has neither occurred nor is continuing.  Any event which constitutes an Additional Termination Event pursuant to this Section 1(h) (A)(I) shall not constitute an Event of Default.

(II)  Moody’s Collateralization Event.  A Moody’s Collateralization Event has occurred and is continuing, and Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the “Downgrade Provisions” as set forth in Part 5(f)(ii) and either (i) no Moody’s Ratings Event has occurred and is continuing or (ii) less than 30 Local Business Days have elapsed since the last time that a Moody’s Ratings Event had occurred and was continuing.  Any event which constitutes an Additional Termination Event pursuant to this Section 1(h) (A)(II) shall not constitute an Event of Default.

(III)  Ratings Event. (i) A Ratings Event has occurred and is continuing and 30 or more Local Business Days (or 10 Business Days in the case of an S&P Ratings Event) have elapsed since the last time that a Ratings Event had occurred and was continuing and (ii) at least one Eligible Replacement has made a Firm Offer  (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with the terms hereof.  Any event which constitutes an Additional Termination Event pursuant to this Section 1(h) (A) (III) shall not constitute an Event of Default.

For the purpose of the foregoing Termination Events, Party A shall be the sole Affected Party.

(B)
Amendment or Supplement to Pooling and Servicing Agreement without Party A’s Prior Written Consent.  Party B enters into a supplemental Pooling and Servicing Agreement or other modification to the Pooling and Servicing Agreement that could reasonably be expected to have a material adverse effect on Party A without at least ten (10) Business Days’ prior notice to Party A and the prior written consent of Party A where such consent is required under the Pooling and Servicing Agreement. For the purpose of the foregoing Termination Event, Party B shall be the sole Affected Party.

(C)
Return of Collateral.  Party B or its Custodian fails to transfer any Return Amount pursuant to the terms of the Credit Support Annex following any applicable notice, cure and grace periods provided for thereunder. For the purpose of the foregoing Termination Event, Party B shall be the sole Affected Party

Part 2: Tax Representations

(a)	Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B will each make the following representation: None.

(b)	Payee Tax Representations. For the purpose of Section 3(f) of this Agreement, Party A represents that it is a corporation duly organized and validly existing under the laws of the State of Delaware.

(c)
Tax Representations in Confirmations. For purposes of Sections 2(d)(i)(4) and 3(f), any payee tax representation specified in a Confirmation under this Agreement shall be deemed to be specified in this Schedule.

(d)
Gross Up. Section 2(d)(i)(4) shall not apply to Party B as X, and Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

(e)	Indemnificable Tax. The definition of “Indemnifiable Tax” in Section 14 is deleted in its entirety and replaced with the following:

“Indemnifiable Tax” means, in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.

Part 3: Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:-

(a)	Tax forms, documents or certificates to be delivered are:-

Party required to deliver document	Form/Document/ Certificate	Date by which to be Delivered
Party A and Party B	Forms and/or documents described in Section 4(a)(iii) of the Agreement.	Upon reasonable demand by the other party.

(b)	Other documents to be delivered are:-

Party required to deliver document	Form/Document/ Certificate	Date by which to be Delivered	Covered by Section 3(d)

Party A and Party B	For each party, an incumbency certificate with respect to each signatory to this Agreement and the Credit Support Documents.	Upon execution of this Agreement.	Yes
Party A
A copy of the annual report of its Credit Support Provider containing audited consolidated financial statements for such fiscal year certified by independent public accountants and prepared in accordance with generally accepted accounting principles consistently applied.

		Upon request.	Yes
Party A
For its most recent fiscal quarter, a copy of the unaudited financial statements of  its Credit Support Provider, prepared in accordance with generally accepted accounting principles consistently applied.

		Upon request.	Yes

Party required to deliver document	Form/Document/ Certificate	Date by which to be Delivered	Covered by Section 3(d)

Party A and Party B
(i) In the case of Party A,  a copy of the resolutions or other action of  the board of directors of each of Party A and its Credit Support Provider and (ii) in the case of Party B, (x) a resolution of the board of directors certified by a secretary or assistant secretary of Party B, or (y) an Pooling and Servicing Agreement or other document of Party B, pursuant to which Party B is authorized to enter into this Agreement, each Credit Support Document to which it is a party, and each Transaction from time to time entered into hereunder (the “Authorizing Resolution”).

		Upon execution of this Agreement.	Yes
Party A	A guarantee of Holdings substantially in the form of Exhibit A to this Schedule.	Upon execution of this Agreement	No
Party A	An opinion of counsel to Party A substantially in the form of Exhibit C to this Schedule.	Upon execution of this Agreement	No
Party B	An opinion of counsel to Party B substantially in the form of Exhibit B to this Schedule.	Upon execution of this Agreement	No
Party B	Monthly Report	At such time as each is delivered to the Trustee	Yes
Party B	Copy of any notice delivered under the Pooling and Servicing Agreement that impacts this agreement.	Upon availability
Party B	All reports that go to the Rating Agencies.	As applicable.	Yes
Party B	Each material amendment, supplement or waiver to the Pooling and Servicing Agreement, as proposed from time to time.	Promptly upon learning of any proposed amendment, supplement or waiver.	No

Part 4:  Miscellaneous

(a)	Addresses for Notices. For the purpose of Section 12(a) of this Agreement:-

Address for notices or communications to Party A:-

Address:	Lehman Brothers Special Financing Inc. c/o Lehman Brothers Inc. Corporate Advisory Division Transaction Management Group 745 Seventh Avenue New York, New York 10019

Attention:	Documentation Manager
Telephone No.:	(212) 526-7187
Facsimile No.:	(212) 526-7672 For all purposes.

Address for notices or communications to Party B:-

Address:	The Bank of New York 101 Barclay Street New York, NY 10286

Attention:	Corporate Trust Administration MBS Administration, CWABS, Series 2007-6
Telephone No.:	(212) 815-3236
Facsimile No.:	(212) 815-3986 For all purposes.

(b)	Process Agent. For the purpose of Section 13(c) of this Agreement:-

Party A appoints as its Process Agent:  Not applicable.
Party B appoints as its Process Agent:  Not applicable.

(c)	Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement:-

Party A is not a Multibranch Party.
Party B is not a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent is Party A.

(f)	Credit Support Document.

In the case of Party A: (1) A guarantee of Party A’s obligations hereunder substantially in the form annexed hereto as Exhibit A to this Schedule or any Eligible Guarantee. (2) The Credit Support Annex which supplements, forms part of, and is subject to this Agreement.

In the case of Party B: From and including the date of its execution, the Pooling and Servicing Agreement.

(g)	Credit Support Provider.

Credit Support Provider means in relation to Party A:  Holdings so long as any subsidiary of Holdings is Party A or any other guarantor, if applicable, under an Eligible Guarantee.

Credit Support Provider means in relation to Party B:  None.

(h)
Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(i)	Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word “non-”; and (ii) deleting the final paragraph thereof.

(j)	Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply.

(k)
“Affiliate” will have the meaning specified in Section 14 of this Agreement,; provided, however, that (except for the purpose of Part 1(c)(vi)) with respect to Party A, such definition shall be understood to exclude Lehman Brothers Derivative Products Inc. and Lehman Brothers Financial Products Inc.

(l)
Local Business Day.  The definition of Local Business Day in Section 14 of this Agreement shall be amended by the addition of the words “or any Credit Support Document” after “Section 2(a)(i)” and the addition of the words “or Credit Support Document” after “Confirmation”.

Part 5:  Other Provisions

(a)
General Conditions. Section 2(a)(iii) is hereby amended by (X) inserting in the third line thereof after the words “and is continuing, (2)” and before the words “the condition precedent” the following phrase “the condition precedent that no Additional Termination Event has occurred and is continuing with respect to which the other party is an Affected Party and with respect to which all outstanding Transactions are Affected Transactions, (3)” and (Y) delete the symbol “(3)” before the words “each other applicable condition” and substitute the symbol “(4)” in lieu thereof.

(b)
Accuracy of Specified Information. Section 3(d) is hereby amended by inserting in the third line thereof after the words “in every material respect” and before the period the phrase “or, in the case of audited or unaudited financial statements, a fair presentation, in all material respects, of the financial condition of the relevant person.”

(c)
No Violation or Conflict Representation. Section 3(a)(iii) is hereby amended by inserting in the second line thereof after the words “constitutional documents” and before the words “, any order or judgment” the phrase “(including, but not limited to, the Pooling and Servicing Agreement, as amended, and any and all resolutions, investment policies, guidelines, procedures or restrictions)”; provided, such amendment shall be applicable only with respect to the Representations of Party B.

(d)	Representations.Section 3 is hereby amended by adding the following subsections after subsection (f) thereof:

(g)
No Agency.  Party A is acting as principal and not as agent when entering into this Agreement, any Credit Support Document to which it is a party, and each Transaction.  Party B is acting not in its individual capacity but solely as Swap Contract Administrator and Corridor Contract Administrator on behalf of the CWABS Asset-Backed Certificates Trust 2007-6.

(h)	Eligible Contract Participant. It is an “eligible contract participant” within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended.

(i)
Non-Reliance.  Party A is acting for its own account and it has made its own independent decisions to enter into each Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary.  Party B is acting not in its individual capacity but solely as Swap Contract Administrator and Corridor Contract Administrator on behalf of the CWABS Asset-Backed Certificates Trust 2007-6.  It is not relying on any communication (written or oral) of the other party as investment advice or a recommendation to enter into that Transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(j)
Assessment and Understanding.  It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction.  It is also capable of assuming, and assumes, the risks of that Transaction.

(k)	Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

(e)
Additional Representations and Warranties of Party B.  Party B represents to Party A in accordance with Section 3 of the Agreement (which representations will be deemed to be repeated by Party B at all times until the termination of this Agreement) that:

(i)
Constitutional Documents.  Party B is in compliance, in all material respects, with its constitutional documents (including, but not limited to, the Pooling and Servicing Agreement, as amended from time-to-time, and any and all resolutions, investment policies, guidelines, procedures or restrictions), and each Transaction contemplated hereunder is and will be an authorized and permitted transaction thereunder and an Authorizing Resolution is in full force and effect.

(ii)
Swap Agreement. (i) this Agreement (and each Transaction entered into hereunder) is either a Swap Contract or Corridor Contract and (iii) the obligations and liabilities of Party B under this Agreement and the relevant Credit Support Documents constitute the secured obligations of Party B under the Pooling and Servicing Agreement and rank pari passu with and equal in right and priority of payment with all other Swap Contracts or Corridor Contracts, if any, under the Pooling and Servicing Agreement.

(iii)
Compliance with Laws.  Party B is in compliance, in all respects, with all applicable laws, rules, regulations, interpretations, guidelines, procedures, and policies of applicable regulatory authorities affecting Party B, this Agreement, the Transactions, or the performance of Party B’s obligations hereunder.

(f)	Downgrade Provisions.

(i)	It shall be a collateralization event (a “Collateralization Event”) if:

(A) with respect to each Relevant Entity, either (i) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such Relevant Entity are rated “A-2” or below by S&P or (ii) if such Relevant Entity does not have a short-term rating from S&P, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A are rated “A” or below by S&P (such event, an “S&P Collateralization Event”), or

(B) with respect to each Relevant Entity, either (i) such Relevant Entity has both a long-term and short-term rating by Moody’s and (x) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such Relevant Entity are rated “A3” or below by Moody’s or (y) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such Relevant Entity are rated “P-2” or below by Moody’s, or (ii) no short-term rating is available from Moody’s and the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such Relevant Entity are rated “A2” or below by Moody’s or (iii) such Relevant Entity has no rating by Moody’s of its unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations (such event, a “Moody’s Collateralization Event”), or

“Relevant Entity” means Party A or Party A’s Credit Support Provider, as applicable.

(ii)
Without prejudice to Party A’s obligations under the Credit Support Annex, during any period in which a Collateralization Event is occurring, Party A shall, at its own expense and within thirty (30) Business Days of such Collateralization Event (or 30 calendar days, in the case of an S&P Collateralization Event), either (i) post collateral according to the terms of the Credit Support Annex, (ii) furnish an Eligible Guarantee (as defined below) of Party A’s obligations under this Agreement from a guarantor that satisfies the Hedge Counterparty Ratings Requirement (as defined below), or (iii) obtain a substitute counterparty (and provide prior written notice to each Rating Agency with respect thereto) that (a) satisfies the Hedge Counterparty Ratings Requirement and (b) assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, must not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement must not lead to a termination event or event of default occurring in respect of the new transactions, as applicable, provided further, that in the case of an S&P Collateralization Event satisfaction of the S&P Ratings Condition shall be required for any transfer of any Transactions under this Part 5(f)(ii) unless such transfer is in connection with the assignment and assumption of this Agreement by such substitute counterparty without modification of its terms, other than the following terms:  party name, dates relevant to the effective date of such transfer, tax representations and any other representations regarding the status of the substitute counterparty of the type included in this Part 5 and notice information (in which case, Party A shall provide written notice to S&P with respect thereto).

“Eligible Guarantee” means an unconditional and irrevocable guarantee (a) in a form identical to that attached hereto as Exhibit A (except for the name, address and the jurisdiction of the guarantor) or that otherwise satisfies the Rating Agency Condition or (b) that is provided by a guarantor as principal debtor rather than surety and is directly enforceable by Party B, where either (A) a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to withholding for Tax or (B) such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required.

An entity shall satisfy the “Hedge Counterparty Ratings Requirement” if (a) either (i) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of the entity are rated at least “A-1” by S&P or (ii) if the entity does not have a short-term rating from S&P, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of the entity are rated at least “A+” by S&P and (b) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such entity are rated at least “A3” by Moody’s and the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such entity are rated at least “P-2” by Moody’s (if such entity has both a long-term and short-term rating from Moody’s) or (ii) if such entity does not have a short-term debt rating from Moody’s, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such entity are rated at least “A3” by Moody’s.  For the purpose of this definition, no direct or indirect recourse against one or more shareholders of the entity (or against any Person in control of, or controlled by, or under common control with, any such shareholder) shall be deemed to constitute a guarantee, security or support of the obligations of the entity.

“S&P Ratings Condition” shall mean prior written confirmation from S&P that a proposed action will not cause the downgrade or withdrawal of the then current ratings of any outstanding Notes.

“Rating Agency” shall mean each of S&P and Moody’s.

(iii)
It shall be a ratings event (“Ratings Event”) if at any time after the date hereof (A) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of each Relevant Entity is downgraded below “BBB-” by S&P or the Relevant Entity is no longer rated by S&P (such event, an “S&P Ratings Event”) or (B) no Relevant Entity satisfies paragraph (b) of the definition of Hedge Counterparty Ratings Requirement (defined in Part 5(f)(ii) above) (such event, a “Moody’s Ratings Event”).

(iv)	Following a Ratings Event, Party A shall take the following actions:

(a)           in the case of an S&P Ratings Event or if at any time after the date hereof S&P withdraws all of the Relevant Entity’s ratings and no longer rates the Relevant Entity, Party A, at its sole expense, shall (i) within 10 Business Days of the Ratings Event, subject to extension upon S&P Ratings Condition, obtain a substitute counterparty (and provide written notice to each Rating Agency with respect thereto), that (A) satisfies the Hedge Counterparty Ratings Requirement and (B) assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, must not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement must not lead to a termination event or event of default occurring in respect of the new transactions, as applicable; provided further that satisfaction of the S&P Ratings Condition shall be required within such 10 Business Days of the Ratings Event or longer period, as applicable, for any transfer of any Transaction under this clause (a)(i) unless such transfer is in connection with the assignment and assumption of this Agreement without modification of its terms by such counterparty, other than the following terms:  party name, dates relevant to the effective date of such transfer, tax representations and any other representations regarding the status of the substitute counterparty of the type included in Section (c) of this Part 5 and notice information (in which case, Party A shall provide prior written notice to S&P and the Trustee with respect thereto) and (ii) post collateral according to the terms of the Credit Support Annex until such time as a substitute counterparty has assumed Party A’s obligations hereunder or an Early Termination Date has been declared; and

(b)           in the case of a Moody’s Ratings Event, Party A shall at its sole expense (i) use commercially reasonable efforts to, as soon as reasonably practicable, (A) furnish an Eligible Guarantee of Party A’s obligations under this Agreement from a guarantor that satisfies paragraph (b) of the definition of Hedge Counterparty Ratings Requirement or (B) procure a transfer in accordance with Part 5(i) below.

(f)	Third-Party Beneficiary. Party B agrees with Party A that Party A shall be an express third-party beneficiary of the Pooling and Servicing Agreement and the Swap Contract Administration Agreement

(g)	Set-off.

(i)           All payments under this Agreement shall be made without set-off or counterclaim, except as expressly provided for in Section 2(c), Section 6, Part 1(f)(vi) above or Paragraphs 8(a) or (b) of the Credit Support Annex attached hereto.

(ii)           Section 6(e) shall be amended by the deletion of the following sentence: “The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.”

(h)
Transfer and Assignment.  Notwithstanding anything to the contrary in Section 7 of the Agreement, Party A may assign its rights and obligations under the Agreement, in whole or in part, (1) to any Affiliate of Holdings effective upon delivery to Party B of the guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate, such guarantee to be identical to the guarantee then in effect of the obligations of the transferor (except for the name, address and the jurisdiction of the guarantor) or that otherwise satisfies the Rating Agency Condition, or (2) to any entity with the same or higher long term senior unsecured debt rating (as determined by S&P or Moody’s) as Holdings at the time of such transfer, in each case provided that (A) the transferee is an Eligible Replacement and (B) in the case of a transfer in part substantially all of Party A’s obligations under this Agreement are transferred to the transferee, as determined by Party B acting in a commercially reasonable manner.  In the event of such a transfer, this Agreement shall be replaced with an Agreement having identical terms except that Party A shall be replaced as a counterparty or with an agreement that otherwise satisfies the Rating Agency Condition.  Notwithstanding the foregoing, any assignment hereunder shall not be permitted if, as a result thereof, a payment becomes subject to any deduction or withholding for or on account of any tax which would not have arisen had such assignment not been effected or such transfer would cause an Event of Default or Termination Event to occur. Party A will provide prior written notice to each Rating Agency of any such assignment. If an entity has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer, Party B shall at Party  A’s written request take any reasonable steps required to be taken by it to effect such transfer.

All collateral posted by Party A shall be returned to Party A immediately upon the assumption by a substitute counterparty of all of Party A’s obligations hereunder.

(i)
Notices.  For the purposes of subsections (iii) and (v) of Section 12(a), the date of receipt shall be presumed to be the date sent if sent on a Local Business Day or, if not sent on a Local Business Day, the date of receipt shall be presumed to be the first Local Business Day following the date sent.

(j)
Service of Process.  The third sentence of Section 13(c) shall be amended by adding the following language at the end thereof:  “if permitted in the jurisdiction where the proceedings are initiated and in the jurisdiction where service is to be made.”

(k)
Arms’-Length Transaction.  Party B acknowledges and agrees that Party A has had and will have no involvement in and, accordingly Party A accepts no responsibility for: (i) the establishment, structure, or choice of assets of Party B; (ii) the selection of any person performing services for or acting on behalf of Party B; (iii) the selection of Party A as the Counterparty; (iv) the terms of the Certificates; (v) the preparation of or passing on the disclosure and other information contained in any offering circular or similar document for the Certificates, the Pooling and Servicing Agreement, or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Certificates; (vi) the ongoing operations and administration of Party B, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of Party B’s existence.

(m)	Amendments. Section 9(b) is hereby amended by adding at the end thereof the sentence: “In addition, any amendment or modification of this Agreement shall be subject to the Rating Agency Condition.”

(n)
Amendments to Pooling and Servicing Agreement.  Party B will provide Party A with at least ten (10) Business Days prior written notice of and obtain Party A’s prior written consent to any proposed amendment, supplement or modification to its Pooling and Servicing Agreement that could have a material, adverse effect on Party A or otherwise give Party A the right to terminate any Transactions pursuant to the provisions of Part 1(h)(C)] above.

(o)
No Bankruptcy Petition.  Party A agrees that it will not, for a period of one year and one day, after the payment in full of all of the Certificates issued under the Pooling and Servicing Agreement, acquiesce, petition, invoke or otherwise cause Party B to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against Party B under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of its property or ordering the winding-up or liquidation of the affairs of Party B; provided, that this provision shall not restrict or prohibit Party A from joining any other person, including, without limitation, the Trustee, in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings already commenced or other analogous proceedings already commenced under applicable law.

(p)
Party B Agent.  Party A acknowledges that Party B has appointed the Swap Contract Administrator and the Corridor Contract Administrator as its agent under the Pooling and Servicing Agreement to carry out certain functions on behalf of Party B, and that Swap Contract Administrator and the Corridor Contract Administrator shall be entitled to give notices and to perform and satisfy the obligations of Party B hereunder on behalf of Party B.

(q)
Limited Recourse.  The liability of Party B under this Agreement is limited in recourse to the assets of the Swap Trust and to distributions of interest proceeds and principal proceeds thereon applied in accordance with the terms of the Pooling and Servicing Agreement.  Upon application and exhaustion of all of the assets of the Swap Trust (and proceeds thereof) in accordance with the Pooling and Servicing Agreement Agreement, Party A shall not be entitled to take any further steps against Party B to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished.  Notwithstanding the foregoing or anything herein to the contrary, Party A shall not be precluded from declaring an Event of Default or from exercising any other right or remedy as set forth in this Agreement or the Pooling and Servicing Agreement.

(r)	Additional Definitions. Section 14 is hereby amended by adding the following definitions in their appropriate alphabetical order:

“Collateralization Event” shall have the meaning given in Part 5(f)(i) above.

“Eligible Guarantee” shall have the meaning given in Part 5(f)(ii) above.

“Eligible Replacement” means an entity (A) that satisfies the definition of Hedge Counterparty Ratings Requirement, set forth in Part 5(f)(ii) above or (B) whose present and future obligations owing to Party B are guaranteed pursuant to an Eligible Guarantee provided by a guarantor which satisfies paragraph (b) of the definition of Hedge Counterparty Ratings Requirement.

“Firm Offer” means an offer which, when made, was capable of becoming legally binding upon acceptance.

“Hedge Counterparty Ratings Requirement” shall have the meaning given in Part 5(f)(ii) above.

“Moody’s”  means Moody’s Investor Services, Inc.

“Moody’s Collateralization Event” shall have the meaning given in Part 5(f)(i) above.

“Moody’s Ratings Event” shall have the meaning given in Part 5(f)(iii) above.

“Rating Agency” shall have the meaning given in Part 5(f)(ii) above.

“Rating Agency Approval” shall have the meaning given in Part 5(f)(iv) above.

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder, that the party acting or failing to act has consulted with each Rating Agency then providing a rating of any Class of Certificates and has received from each Rating Agency a written confirmation that the proposed action or inaction would not cause such Rating Agency to downgrade or withdraw its then-current rating of any Class of Certificates.

“Ratings Event” shall have the meaning given in Part 5(f)(iii) above.

“Relevant Entity” shall have the meaning given in Part 5(f)(i) above.

“S&P” means Standard & Poor’s Ratings Services, a division of McGraw-Hill, Inc.

“S&P Collateralization Event” shall have the meaning given in Part 5(f)(i) above.

“S&P Rating Condition” shall have the meaning given in Part 5(f)(ii) above.

“S&P Ratings Event” shall have the meaning given in Part 5(f)(iii) above.

“Stockholders’ Equity” means with respect to an entity, at any time, the sum at such time of (i) its capital stock (including preferred stock) outstanding, taken at par value, (ii) its capital surplus and (iii) its retained earnings, minus (iv) treasury stock, each to be determined in accordance with generally accepted accounting principles consistently applied.

“USD” means United States Dollars.

(s)
Waiver of Trial By Jury. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this agreement or any transaction, and acknowledges that this waiver is a material inducement to the other party’s entering into this agreement and each transaction hereunder.

(t)
Severability.  If any term, provision, covenant or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or connection with any such Section) shall be held to be invalid or unenforceable.

(u)
Replacement Agreement.  At any time, Party A may designate a Distribution Date (as defined in the Pooling and Servicing Agreement) as an Early Termination Date; provided that Party A has identified a counterparty (the “New Counterparty”) that (i) satisfies the Swap Counterparty required ratings and with respect to which the Rating Agency Confirmation is satisfied and (ii) has agreed to enter into an agreement, effective as of such Early Termination Date, with Party B on terms substantially identical to the terms of this Agreement, and all Transactions hereunder (a “Replacement Agreement”). For the purpose of the foregoing designation of an Early Termination Date, Party A shall be the sole Affected Party and all Transactions shall be Affected Transactions. If, as a condition to entering into the Replacement Agreement, the New Counterparty agrees to make a payment to Party B that is less than an amount required to be paid upon termination as if a Termination Event had occurred and Party A was the sole Affected Party and all Transactions were Affected Transactions (such amount, the “Replacement Amount”), then Party B shall pay to Party A an amount equal to the New Counterparty’s payment, which amount shall be the only amount payable to Party A in connection with the termination of the Agreement. If, however, as a condition to entering into the Replacement Agreement, the New Counterparty is to receive a payment from Party B that is greater than the Replacement Amount, then Party A shall pay to Party B an amount equal to the amount the New Counterparty is to receive. Upon Party B successfully entering into a Replacement Agreement, Party A’s obligations to post collateral contemplated by paragraph 13(b) of the Credit Support Annex shall terminate and Party B shall release its security interest in, and return to Party A, any then-posted collateral.

(v)
Guarantee Demand.  If Party A fails to pay punctually any amounts under this Agreement, to the extent that Party B desires to exercise its rights under the Guarantee, the Trustee shall on behalf of Party B, make the written demand for payment pursuant to the Guarantee.

(w)
Limited Liability. Party A and Party B agree to the following: (a) The Bank of New York (“BNY”) is entering into this Agreement not in its individual or corporate capacity, but solely in its capacity as Swap Contract Administrator under the Swap Contract Administration Agreement and Corridor Contract Administrator under the Corridor Contract Administration Agreement; (b) in no case shall BNY (or any person acting as successor Swap Contract Administrator under the Swap Contract Administration Agreement, or as successor Corridor Contract Administrator under the Corridor Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this Agreement, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under Party A; and (c) recourse against Party B shall be limited to the assets available under the Swap Contract Administration Agreement, the Corridor Contract Administration Agreement or the Pooling and Servicing Agreement.

(x)
Other criteria. Notwithstanding, and without prejudice to, any other provision herein, in the event that S&P has other published criteria with respect to the downgrade of a counterparty in effect at the time of such a downgrade of Party A, Party A shall be entitled to elect to take such other measures specified in such published criteria subject to Rating Agency Confirmation by S&P.

(y)
Notifications.  Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated by Party B unless each Rating Agency has been given prior written notice of such designation.

(z)
Escrow Payments.  If (whether by reason of the time difference between the cities in which payments are to be made or otherwise), it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either party may, at its option and in its sole discretion, notify the other party that payments on that date are to be made in escrow.  In this case, deposit of the payment due earlier on that date shall be made by 2:00 p.m. (local time at the place for the earlier payment) on that date with an escrow agent selected by the notifying party, accompanied by irrevocable payment instructions (1) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment from the other party on the same date accompanied by irrevocable payment instructions to the same effect or (2) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow.  The party that elects to have payments made in escrow shall pay all costs of the escrow arrangements and shall cause those arrangements to provide that the intended recipient of the payment due to be deposited first shall be entitled to interest on that deposited payment for each day in the period of its deposit at the rate offered by the escrow agent for that day for overnight deposits in the relevant currency in the office where it holds that deposited payment (at 11:00 a.m. local time on that day) if that payment is not released by 5:00 p.m. local time on the date it is deposited for any reason, other than the intended recipient’s failure to make the escrow deposit it is required to make hereunder in a timely fashion.

(aa)
Recording of Conversations. Each party consents to the recording of telephone conversations between trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction.  Promptly upon the request by a party, the other party will provide a copy of such recording to the party making the request.

(ab)
Item 1115 Agreement.  Party A and Party B agree that the terms of the Item 1115 Agreement dated as of February 24, 2006, as amended from time to time (the “Regulation AB Agreement”), between Countrywide Home Loans, Inc., CWABS, Inc., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Lehman Brothers Special Financing Inc. shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Item 1115 Agreement is annexed hereto at Exhibit D.

The parties executing this Schedule have executed the Master Agreement and have agreed as to the contents of this Schedule.

LEHMAN BROTHERS SPECIAL FINANCING INC.	THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator and Corridor Contract Administrator for CWABS Asset-Backed Certificates Trust 2007-6
Party A	Party B
/s/ Allyson M. Carine	/s/ Michelle Penson

Name: Allyson M. Carine	Name: Michelle Penson
Title: Authorized Signatory	Title: Vice President
Date: 3/30/07	Date: 3/30/07

EXHIBIT A to Schedule

GUARANTEE OF LEHMAN BROTHERS HOLDINGS INC.

LEHMAN BROTHERS SPECIAL FINANCING INC. (“Party A”) and THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator and Corridor Contract Administrator for CWABS Asset-Backed Certificates Trust 2007-6 (“Party B”) have entered into a Master Agreement dated as of March 30, 2007, as amended from time to time (the “Master Agreement”), pursuant to which Party A and Party B have entered and/or anticipate entering into one or more transactions (each a “Transaction”), the Confirmation of each of which supplements, forms part of, and will be read and construed as one with, the Master Agreement (collectively referred to as the “Agreement”). This Guarantee is a Credit Support Document as contemplated in the Agreement. For value received, and in consideration of the financial accommodation accorded to Party A by Party B under the Agreement, LEHMAN BROTHERS HOLDINGS INC., a corporation organized and existing under the laws of the State of Delaware (“Guarantor”), hereby agrees to the following:

(a)         Guarantor hereby unconditionally guarantees to Party B the due and punctual payment of all amounts payable by Party A in connection with each Transaction when and as Party A’s obligations thereunder shall become due and payable in accordance with the terms of the Agreement (whether at maturity, by acceleration or otherwise). Guarantor hereby agrees, upon written demand by Party B, to pay or cause to be paid any such amounts punctually when and as the same shall become due and payable.

(b)         Guarantor hereby agrees that its obligations under this Guarantee constitute a guarantee of payment when due and not of collection.

(c)         Guarantor hereby agrees that its obligations under this Guarantee shall be unconditional, irrespective of the validity, regularity or enforceability of the Agreement against Party A (other than as a result of the unenforceability thereof against Party B), the absence of any action to enforce Party A’s obligations under the Agreement, any waiver or consent by Party B with respect to any provisions thereof, the entry by Party A and Party B into any amendments to the Agreement, additional Transactions under the Agreement or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (excluding the defense of payment or statute of limitations, neither of which is waived) provided, however, that Guarantor shall be entitled to exercise any right that Party A could have exercised under the Agreement to cure any default in respect of its obligations under the Agreement or to setoff, counterclaim or withhold payment in respect of any Event of Default or Potential Event of Default in respect of Party B or any Affiliate, but only to the extent such right is provided to Party A under the Agreement. The Guarantor acknowledges that Party A and Party B may from time to time enter into one or more Transactions pursuant to the Agreement and agrees that the obligations of the Guarantor under this Guarantee will upon the execution of any such Transaction by Party A and Party B extend to all such Transactions without the taking of further action by the Guarantor.

(d)         This Guarantee shall remain in full force and effect until the first to occur of (i) receipt by Party B of a written notice of termination from Guarantor or (ii) none of the obligations of Party A remain outstanding. Termination of this Guarantee shall not affect Guarantor’s liability hereunder as to obligations incurred or arising out of Transactions entered into prior to the termination hereof.

(e)         Guarantor further agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time, payment, or any part thereof, of any obligation or interest thereon is rescinded or must otherwise be restored by Party B upon an Event of Default as set forth in Section 5(a)(vii) of the Master Agreement affecting Party A or Guarantor.

(f)         Guarantor hereby waives (i) promptness, diligence, presentment, demand of payment, protest, order and, except as set forth in paragraph (a) hereof, notice of any kind in connection with the Agreement and this Guarantee, or (ii) any requirement that Party B exhaust any right to take any action against Party A or any other person prior to or contemporaneously with proceeding to exercise any right against Guarantor under this Guarantee.

        Lehman Brothers Holdings Inc.
        745 Seventh Avenue, New York, New York 10019

This Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles. All capitalized terms not defined in this Guarantee, but defined in the Agreement, shall have the meanings assigned thereto in the Agreement.

IN WITNESS WHEREOF, Guarantor has caused this Guarantee to be executed by its duly authorized officer as of the date of the Agreement.

LEHMAN BROTHERS HOLDINGS INC.
By: ________________________________
Name:
Title:
Date:

        Lehman Brothers Holdings Inc.
        745 Seventh Avenue, New York, New York 10019

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EXHIBIT B to Schedule

[Form of Opinion of Counsel for Party B]

[Date]

Lehman Brothers Special Financing Inc.
c/o Lehman Brothers Inc.
745 Seventh Avenue,
New York, New York 10019
USA

Re:	CWABS, Inc. Asset-Backed Certificates Trust 2006-26

Ladies and Gentlemen:

We have acted as special counsel for CWABS, Inc., a Delaware corporation (the “Depositor”), in connection with the issuance of the CWABS, Inc. Asset-Backed Certificates of the above-referenced Series (the “Certificates”).  The Certificates represent the entire beneficial ownership interest in a trust fund (the “Trust Fund”) created pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2007 (the “Pooling and Servicing Agreement”) among the Depositor, as depositor, Countrywide Home Loans Inc. (“CHL”), as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as Master Servicer, The Bank of New York (“BNY”), as trustee and The Bank of New York Trust Company, N.A., as co-trustee.  The assets of the Trust Fund will consist primarily of a pool of conventional, credit-blemished mortgage loans secured by first liens on one- to four-family residential properties.

In connection with the issuance of the Certificates, we have also acted as special counsel to the Depositor in connection with the execution and delivery of the following documents relating to the Certificates: (i) the Swap Contract Administration Agreement, dated as of March 30, 2007 (the “Swap Contract Administration Agreement”), between BNY, in its capacity as swap contract administrator (in such capacity, the “Swap Contract Administrator”) and in its capacity as Trustee under the Pooling and Servicing Agreement, and CHL, (ii) a confirmation with a reference number of 296 7983 and a trade date of March 28, 2007 (the “Confirmation”) between CHL and Lehman Brothers Special Financing Inc. (the “Swap Counterparty”), (iii) the ISDA Master Agreement, Schedule and Credit Support Annex dated as of March 30, 2007 (collectively, the “Master Agreement”), between the Swap Counterparty and the Swap Contract Administrator and (iv) the Swap Contract Assignment Agreement, dated as of March 30, 2007 (the “Swap Contract Assignment Agreement”), between CHL, the Swap Counterparty and the Swap Contract Administrator.  The Master Agreement and the transaction evidenced by the Confirmation, taken together with the applicable provisions of the Swap Contract Assignment Agreement, are referred to herein collectively as the “Swap Agreement”.

Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

In arriving at the opinion expressed below, we have examined and relied on originals or copies of the Pooling and Servicing Agreement, the Swap Contract Administration Agreement, the Swap Contract Assignment Agreement, the Master Agreement and the Confirmation (collectively, the “Agreements”).  In addition, we have made such investigations of law as we have deemed appropriate as a basis for the opinion expressed below.

Based upon the foregoing, and having regard to legal considerations which we deem relevant, subject to the assumptions, qualifications and limitations set forth herein, we are of the opinion that the Swap Agreement constitutes the valid and binding obligation of the Swap Contract Administrator, enforceable against the Swap Contract Administrator in accordance with its terms.

The opinion set forth above is subject to certain qualifications, assumptions and exceptions as set out below.

In rendering the foregoing opinion, we have assumed, without any independent investigation or verification, the following: (a) the authenticity of original documents, the legal capacity of all individuals and the genuineness of all signatures; (b) the conformity to the originals of all documents submitted to us as certified, conformed or photostatic copies; (c) the truth, accuracy and completeness of the information, representations and warranties made in conference or contained in the records, documents, instruments and certificates we have reviewed; (d) the due organization of the parties to the Agreements and the power and authority of the parties to the Agreements to enter into and perform all of their obligations thereunder; (e) the due authorization, execution and delivery of the Agreements on behalf of the respective parties thereto; (f) except as expressly covered in the opinion set forth above, the legal, valid, and binding effect of the Agreements and the enforceability thereof (in accordance with their terms) against the respective parties thereto; (g) that the parties have complied and will comply with all material provisions of the Agreements; (h) the absence of any evidence extrinsic to the provisions of the written agreements between the parties that the parties intended a meaning contrary to that expressed by those provisions; (i) the absence of any agreement or understanding among the parties other than those contained in the Agreements (or referred to therein or incidental thereto); (j) that the terms and provisions of the Agreements do not, and the execution, delivery and performance of the Agreements by any party thereto does not and will not, violate the organizational documents of such party or any law, rule, regulation, order or decree of any court, administrative agency or other governmental authority or agency applicable to such party, or result in the breach of or a default under any contract or undertaking to which it is a party or by which it or its property is bound; and (k) that there is nothing in the laws or public policy of any relevant jurisdiction (other than the State of New York or the United States of America) that would affect the opinion set forth above.

Our opinion is qualified as to:

(i)           limitations imposed by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar law of general application affecting the enforcement of creditors’ or secured creditors’ rights generally;

(ii)           general principles of equity including, without limitation, concepts of materiality and fair dealing, the possible unavailability of specific performance or injunctive relief, and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law);

(iii)           rights to indemnification or contribution which may be limited by applicable law or equitable principles or otherwise unenforceable as against public policy,

(iv)           the effect of any other limitations imposed by public policy, although (except as noted in sub-paragraph (iii) above and sub-paragraphs (v) through (viii) below) we are not aware of any limitation that would be relevant to such enforcement;

(v)           the effect of any requirement conditioning enforcement on the party seeking enforcement having acted in a commercially reasonable manner and in good faith in performing its obligations and exercising its rights and remedies thereunder;

(vi)           the discretion of a court to invalidate or decline to enforce any right, remedy or provision of the Swap Agreement, determined by it, in any such case, to be a penalty;

(vii)           the unenforceability of any provision requiring the payment of attorney’s fees, except to the extent that a court determines such fees to be reasonable; and

2

(viii)           the effect of any requirement that a claim (or a foreign currency judgment in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law.

Without in any way limiting the effect of sub-paragraph (viii) above, we note that a judgment for money in an action in a federal or state court in the United States ordinarily would be enforced in the United States only in United States dollars.  The date used to determine the rate of conversion of a foreign currency into United States dollars will depend upon various factors, including which court renders the judgment.  By way of example, under Section 27 of the New York Judiciary Law, a state court in the State of New York rendering a judgment on an obligation required to be paid in a foreign currency will be required to render such judgment in such foreign currency, and such judgment would be converted into United States dollars at the exchange rate prevailing on the date of entry of the judgment.

Certain of the remedial provisions of the Swap Agreement may be limited or rendered ineffective or unenforceable in whole or in part, but the inclusion of such provisions does not make the remedies provided by such Agreement inadequate for the practical realization of the respective rights and benefits purported to be provided thereby (except for the economic consequences of procedural or other delay, as to which we express no opinion).

We express no opinion:

(a)           as to any provision in the Swap Agreement to the extent that such provision refers to, or incorporates by reference, the provisions of any agreement other than the Swap Agreement;

(b)           regarding any severability provision;

(c)           with respect to the creation, perfection or priority of any security interest or as to the effect thereof or the rights and remedies or obligations of any party to the Swap Agreement in respect thereof;

(d)           as to the effect of: (i) the compliance or non-compliance of Lehman Brothers Special Financing Inc. with any United States state or federal laws or regulations or any other laws or regulations applicable to Lehman Brothers Special Financing Inc., including limitations or restrictions that apply to financial institutions; or (ii) the failure of Lehman Brothers Special Financing Inc. to be duly authorized to conduct business in any jurisdiction;

(e)           with respect to any federal or state securities, “blue sky” or other similar laws;

(f)           as to the enforceability of any rights to specific performance provided for in the Swap Agreement; or

(g)           as to whether a federal court of the United States of America or a state court outside the State of New York would give effect to the choice of New York law provided for in the Swap Agreement.

Our opinion herein, as it pertains to the enforceability of provisions contained in the Swap Agreement pursuant to which the parties thereto agree to submit to the jurisdiction of the United States federal courts referred to herein, is subject to the power of such courts to transfer actions pursuant to 28 U.S.C. § 1404(a) or to dismiss such actions or proceedings on the ground that such a federal court is an inconvenient forum for such an action or proceeding and we note that such issues may be raised by the court sua sponte.   In addition, we express no opinion as to the subject matter jurisdiction of any United States federal court to adjudicate any action relating to the Agreements where jurisdiction based on diversity of citizenship under 27 U.S.C. § 1332 does not exist.

As noted above, the conclusions set forth herein are subject to the accuracy of the factual assumptions described above and the absence of additional facts that would materially affect the validity of the assumptions set forth herein.  Our conclusions as to any legal matters in this letter speak only as of the date hereof.  We assume no obligation to revise or supplement this letter should such factual matters change or should such laws or regulations be changed by legislative or regulatory action, judicial decision or otherwise, and we hereby express no opinion as to the effect any such changes may have on the foregoing opinion.  We do not express any opinion, either implicitly or otherwise, on any issue not expressly addressed in the third paragraph of this letter.

3

To the extent our opinion herein pertains to the enforceability of Part 4(h) of the Schedule to the Master Agreement pursuant to which the Trust and the Swap Counterparty have agreed that the laws of the State of New York shall govern the Agreement, we have relied on Section 5-1401 of the New York General Obligations Law, which states in pertinent part: “The parties to any contract, agreement or undertaking, contingent or otherwise, in consideration of, or relating to any obligation arising out of a transaction covering in the aggregate not less than two hundred fifty thousand dollars . . . may agree that the law of this state shall govern their rights and duties in whole or in part, whether or not such contract, agreement or undertaking bears a reasonable relation to this state.”

We express no opinion as to matters of law other than the law of the State of New York and the federal law of the United States of America.  In rendering the foregoing opinion we have assumed that enforcement of the Swap Agreement in accordance with New York law would not violate any provision of any law of any jurisdiction (other than the State of New York) or any public policy of any jurisdiction that bears a reasonable relation to the Agreements or the transaction in which the Swap Agreement is being executed and delivered by the parties thereto.

The opinion expressed herein is solely for your benefit in connection with the transactions contemplated by the Agreements and may not be relied on in any manner or for any purpose by any other individual, partnership, corporation or other governmental or non-governmental entity (each a “Person”), nor may any copies thereof be published, communicated, filed with or otherwise made available in whole or in part to any other Person without our specific prior written consent.  By accepting this letter, each Person to whom this letter is addressed (other than the Depositor) recognizes and acknowledges that (i) no attorney-client relationship exists or has existed between the lawyers in our firm representing the Depositor and such Person in connection with the execution of the Agreements or by virtue of this letter, (ii) in order to permit reliance by such Person on this letter, the lawyers in our firm representing the Depositor conducted no activities in addition to those undertaken or conducted for the purpose of rendering this letter to the Depositor as one of the addressees hereof and (iii) this letter may not be appropriate or sufficient for such Person’s purposes.

Very truly yours,

4

EXHIBIT C to Schedule

[Form of Opinion of Counsel for
Lehman Brothers Special Financing Inc. and
Lehman Brothers Holdings Inc.]

March 30, 2007

The Bank of New York
101 Barclay Street
New York, NY 10286

Ladies and Gentlemen:

I have acted as counsel to Lehman Brothers Special Financing Inc., a Delaware corporation (“Party A”), and Lehman Brothers Holdings Inc., a Delaware corporation (“Guarantor”), and am familiar with matters pertaining to the execution and delivery of the Master Agreement (the “Master Agreement”) dated as of March 30, 2007 between Party A and The Bank of New York, not in its individual or corporate capacity but solely as Swap Contract Administrator and Corridor Contract Administrator for CWABS Asset-Backed Certificates Trust 2007-6, and the guarantee of Guarantor (the “Guarantee”) delivered in connection with the Master Agreement.

In connection with this opinion, I have examined, or have had examined on my behalf, an executed copy of the Master Agreement and the Guarantee, certificates and statements of public officials and officers of Party  A and Guarantor and such other agreements, instruments, documents and records as I have deemed necessary or appropriate for the purposes of this opinion.

Except as expressly set forth herein, no independent investigation (including, without limitation, conducting any review, search or investigation of any public files, records or dockets) has been undertaken to determine the existence or absence of the facts that are material to my opinions, and no inference as to my knowledge concerning such facts should be made.

When used herein the phrase “to my knowledge” means to my actual knowledge without independent investigation.

References in this letter to “Applicable Laws” are to those laws, rules and regulations of the State of New York which, in my experience, are normally applicable to transactions of the type contemplated by the Master Agreement and the Guarantee.  References in this letter to “Governmental Authorities” are to executive, legislative, judicial, administrative or regulatory bodies of the State of New York.  References in this letter to “Governmental Approval” are to any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws.

Based on the foregoing but subject to the assumptions, exceptions, qualifications and limitations hereinafter expressed, I am of the opinion that:

1.
Based on certificates of the Secretary of State of the State of Delaware dated as of February 8, 2007, each of Party A and Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

2.
The execution, delivery and performance of the Master Agreement, in the case of Party  A, and the Guarantee, in the case of Guarantor, are within its corporate power, have been duly authorized by all necessary corporate action and do not conflict with any provision of its certificate of incorporation or by-laws.

3.
The Master Agreement, in the case of Party A, and the Guarantee, in the case of Guarantor, have been duly executed and delivered and each constitutes a legal, valid and binding obligation under Applicable Laws, enforceable against it under Applicable Laws in accordance with its respective terms

4.
To my knowledge, no Governmental Approval is required in connection with the execution, delivery and performance of the Master Agreement in the case of Party A, or the Guarantee, in the case of Guarantor, except those that have been obtained and, to my knowledge, are in effect.

The foregoing opinions are subject to the following assumptions, exceptions, qualifications and limitations:

A.              My opinion in paragraph 3 above is subject to:  (i) bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting creditors’ rights generally (including, without limitation, the effect of statutory or other laws regarding fraudulent or other similar transfers or conveyances); (ii) general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law; and (iii) laws and considerations of public policy, including where clauses (i) through (iii) above may limit the enforceability of provisions (a) regarding the termination and close out methodology under the Master Agreement, including but not limited to Section 6(e) thereof, (b) regarding indemnification and contribution rights and obligations, (c) regarding the waiver or limitation of rights to trial by jury, oral amendments to written agreements or rights of setoff, (d) relating to submission to jurisdiction, venue or service of process, and (e) purporting to prohibit or restrict, or require the consent of the “account debtor” (as defined in Section 9-102 of the Uniform Commercial Code as in effect in the State of New York (the “NYUCC” )) for, the creation, perfection or enforcement of a security interest in “accounts” or “general intangibles” (in each case, as defined in Section 9-102 of the NYUCC).

B.              I am a member of the Bar of the Commonwealth of Massachusetts and render no opinion on any  laws other than the laws of the State of New York and the General Corporation Law of the State of Delaware.  Except as described, I have not examined, or had examined on my behalf, and I do not express any opinion with respect to, Delaware law.

C.              My opinions are limited to the present laws and to the facts as they presently exist, and no opinion is to be inferred or implied beyond the matters expressly so stated.  I assume no obligation to revise or supplement this opinion should the present laws of the jurisdictions referred to in paragraph B above be changed by legislative action, judicial decision or otherwise.

D.              This letter is rendered solely to you solely for your benefit in connection with the Master Agreement and the Guarantee and the transactions related thereto and may not be relied upon by any other person, entity or agency or by you in any other context or for any other purpose.  This letter may not be circulated, used or quoted in whole or in part, nor may copies hereof be furnished or delivered to any other person, without the prior written consent of Lehman Brothers Holdings Inc., except that you may furnish copies hereof (i)  to your independent auditors and attorneys, (ii)  to any United States, state or local authority having jurisdiction over you, (iii)  pursuant to the order of any court of competent jurisdiction or any governmental agency and (iv)  in connection with any legal action arising out of the Master Agreement or the Guarantee.

E.              I have assumed with your permission (i)  the genuineness of all signatures by each party other than Party  A or Guarantor, (ii)  the authenticity of documents submitted to me as originals and the conformity to authentic original documents of all documents submitted to me as copies, (iii) the accuracy of the matters set forth in the documents, agreements and instruments I reviewed, (iv) that each party other than Party A and Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (v) the due execution and delivery, pursuant to due authorization, of the Master Agreement by each party other than Party A and (vi) that the Master Agreement is the legal, valid, binding and enforceable obligation of each party other than Party A, enforceable against each such party in accordance with its terms.

2

The foregoing opinions are given on the express understanding that the undersigned is an officer of Lehman Brothers Inc. and shall in no event incur any personal or other liability in connection with said opinions.  By accepting and relying upon this opinion, each addressee hereof (i) acknowledges and agrees that the undersigned shall have no personal or other liability in connection herewith and (ii) agrees to not assert or raise any such claim against the undersigned in any proceeding or in any manner otherwise.

Very truly yours,

3

EXHIBIT D to Schedule

[REGULATION AB AGREEMENT]

         Item 1115 Agreement dated as of February 24, 2006 (this "Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation ("CHL"), CWABS,
INC., a Delaware corporation ("CWABS"), CWMBS, Inc., a Delaware corporation
("CWMBS"), CWALT, Inc., a Delaware corporation ("CWALT"), CWHEQ, Inc., a
Delaware corporation ("CWHEQ") and LEHMAN BROTHERS SPECIAL FINANCING INC., as
counterparty (the "Counterparty").

                                   RECITALS

             WHEREAS, CWABS, CWMBS, CWALT and CWHEQ each have filed
Registration Statements on Form S-3 (each, a "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed or asset-backed notes and/or certificates (the
"Securities") through special purpose vehicles (each, an "SPV").

             WHEREAS, from time to time, on the closing date (the "Closing
Date") of a transaction pursuant to which Securities are offered (each, a
"Transaction"), the Counterparty and CHL or an underwriter or dealer with respect to the Transaction, enter into certain derivative agreements (each, a
"Derivative Agreement"), including interest rate caps and interest rate or currency swaps, for purposes of providing certain yield enhancements that are assigned to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an "Administrator").

             NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1.   Definitions

             Company Information:  As defined in Section 4(a)(i).

             Company Financial Information: As defined in Section 2(a)(ii).

             Depositor: Means CWABS, CWMBS, CWALT or CWHEQ with respect to the related Registration Statement for which the entity of the registrant.

             GAAP:  As defined in Section 3(a)(v).

             EDGAR: The Commission's Electronic Data Gathering, Analysis and
Retrieval system.

             Exchange Act: The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

             Exchange Act Reports: All Distribution Reports on Form 10-D,
Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

                                     D-1

             Master Agreement: The ISDA Master Agreement between the
Counterparty and CHL, or if no such Master Agreement exists, the ISDA Master
Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

             Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

             Regulation AB: Subpart 229.1100 - Asset Backed Securities
(Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed
Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531
(Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

             Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2.   Information to be Provided by the Counterparty.

       (a)   Prior to printing the related Prospectus Supplement,

             (i)   the Counterparty shall provide to the related
                   Depositor such information regarding the
                   Counterparty, as a derivative instrument
                   counterparty, as is reasonably requested by the
                   related Depositor for the purpose of compliance
                   with Item 1115(a)(1) of Regulation AB. Such
                   information shall include, at a minimum:

                   (A)  The Counterparty's legal name (and any d/b/a);

                   (B)  the organizational form of the Counterparty;

                   (C)  a description of the general character of the
                        business of the Counterparty;

                   (D)  a description of any affiliation or
                        relationship (as set forth in Item 1119)
                        between the Counterparty and any of the
                        following parties:

                        (1)   CHL (or any other sponsor identified to the
                              Counterparty by CHL);

                        (2)   the related Depositor (as identified to the
                              Counterparty by CHL);

                        (3)   the SPV;

                        (4)   Countrywide Home Loans Servicing LP (or
                              any other servicer or master servicer
                              identified to the Counterparty by CHL);

                                     D-2

                        (5)   The Bank of New York (or any other trustee
                              identified to the Counterparty by CHL);

                        (6)   any originator identified to the Counterparty
                              by CHL;

                        (7)   any enhancement or support provider identified to
                              the Counterparty by CHL; and

                        (8)   any other material transaction party identified
                              to the Counterparty by CHL.

             (ii)  if requested by the related Depositor prior to the
                   related Depositor taking the steps necessary to
                   suspend its obligation to file Exchange Act
                   Reports, with respect to the SPV, under Sections 13
                   and 15(d) of the Exchange Act, in accordance with
                   the requirements of Regulation AB, the Counterparty
                   shall:

                   (A)   provide the financial data required by Item
                         1115(b)(1) or (b)(2) of Regulation AB (as specified
                         by the related Depositor to the Counterparty) with
                         respect to the Counterparty (or any entity that
                         consolidates the Counterparty) and any affiliated
                         entities providing derivative instruments to the
                         SPV (the "Company Financial Information"), in a
                         form appropriate for use in the Prospectus
                         Supplement and in an EDGAR-compatible form (if not
                         incorporated by reference) and hereby authorizes
                         the related Depositor to incorporate by reference
                         the financial data required by Item 1115(b)(2) of
                         Regulation AB; and

                   (B)   if applicable, cause its accountants to issue their
                         consent to the filing or the incorporation by
                         reference of such financial statements in the
                         Registration Statement.

       (b)   Following the Closing Date and until the related Depositor takes the steps necessary to suspend its obligation to file Exchange
             Act Reports, with respect to the SPV, under Sections 13 and 15(d)
             of the Exchange Act, with respect to a Transaction,

             (i)   no later than the 25th calendar day of each month, the
                   Counterparty shall (1) notify the related Depositor in
                   writing of any affiliations or relationships that develop
                   following the Closing Date between the Counterparty and any of the parties specified in Section 2(a)(i)(D) (and any
                   other parties identified in writing by the related
                   Depositor) and (2) provide to the related Depositor a
                   description of such proceedings, affiliations or
                   relationships as described in Section 2(b)(i)(1);

             (ii)  if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement,
                   within 5 Business Days of the release of any updated
                   financial data, the Counterparty shall (1)

                                     D-3

                   provide current Company Financial Information as required
                   under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form (if not incorporated by
                   reference) and hereby authorizes the related Depositor to
                   incorporate by reference the financial data required by Item
                   1115(b)(2) of Regulation AB, and (2) if applicable, cause its accountants to issue their consent to filing or
                   incorporation by reference of such financial statements in the Exchange Act Reports of the SPV; and

             (iii) if the related Depositor requests Company Financial
                   Information from the Counterparty, for the purpose of
                   compliance with Item 1115(b) of Regulation AB following the
                   Closing Date, the Counterparty shall upon five Business
                   Days written notice either (A), (1) provide current Company
                   Financial Information as required under Item 1115(b) of
                   Regulation AB to the related Depositor in an
                   EDGAR-compatible form (if not incorporated by reference)
                   and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2)
                   of Regulation AB, (2) if applicable, cause its accountants to issue their consent to filing or incorporation by
                   reference of such financial statements in the Exchange Act
                   Reports of the SPV and (3) within 5 Business Days of the
                   release of any updated financial data, provide current
                   Company Financial Information as required under Item
                   1115(b) of Regulation AB to the related Depositor in an
                   EDGAR-compatible form and if applicable, cause its
                   accountants to issue their consent to filing or
                   incorporation by reference of such financial statements in the Exchange Act Reports of the SPV or (B) assign the
                   Derivative Agreement as provided below.

Section 3.   Representations and Warranties and Covenants of the Counterparty.

        (a)  The Counterparty represents and warrants to the related
             Depositor, as of the date on which information is first
             provided to the related Depositor under Section 2(a)(ii),
             Section 2(b)(ii) or Section 2(b)(iii)(A), that, except as
             disclosed in writing the related Depositor prior to such
             date:

             (i)   The Counterparty or the entity that consolidates the
                   Counterparty is required to file reports with the
                   Commission pursuant to section 13(a) or 15(d) of the
                   Exchange Act.

             (ii)  The Counterparty or the entity that consolidates the
                   Counterparty has filed all reports and other materials
                   required to be filed by such requirements during the
                   preceding 12 months (or such shorter period that such party was required to file such reports and materials).

             (iii) The reports filed by the Counterparty, or entity that consolidates the Counterparty, include (or properly
                   incorporate by reference) the financial statements of the
                   Counterparty.

                                     D-4

             (iv)  The accountants who certify the financial statements and supporting schedules included in the Company Financial
                   Information (if applicable) are independent registered
                   public accountants as required by the Securities Act.

             (v)   If applicable, the financial statements included in the
                   Company Financial Information present fairly the
                   consolidated financial position of the Counterparty (or the entity that consolidates the Counterparty) and its
                   consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the
                   Company Financial Information, said financial statements
                   have been prepared in conformity with generally accepted
                   accounting principles ("GAAP") applied on a consistent
                   basis; and the supporting schedules included in the Company
                   Financial Information present fairly in accordance with
                   GAAP the information required to be stated therein. The
                   selected financial data and summary financial information
                   included in the Company Financial Information present
                   fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial
                   statements of the Counterparty.

             (vi)  The Company Financial Information and other Company
                   Information included or incorporated by reference in the
                   Registration Statement (including through filing on an
                   Exchange Act Report), at the time they were or hereafter
                   are filed with the Commission, complied in all material
                   respects with the requirements of Item 1115(b) of
                   Regulation AB (in the case of the Company Financial
                   Information) and, did not and will not contain an untrue
                   statement of a material fact or omit to state a material
                   fact required to be stated therein or necessary in order to make the statements therein, in the light of the
                   circumstances under which they were made, not misleading.

        (b)  If the Counterparty has provided Company Financial Information that is incorporated by reference into the Registration Statement of the related Depositor, the Counterparty, so long as the related Depositor is required to file Exchange Act Reports with respect to the SPV, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the
             Exchange Act. If permitted by the Exchange Act, the related
             Depositor will take the steps necessary to suspend its obligation to file Exchange Act Reports, with respect to the SPV, under
             Sections 13 and 15(d) of the Exchange Act.

        (c)  If at any time, the Counterparty ceases to meet the requirements of Item 1101(c)(1) of Regulation AB with respect to the
             incorporation by reference of the financial information of third parties, the Counterparty shall provide notice to the related
             Depositor, and if any Company Financial Information is required to be included in the Registration Statement, or the Exchange Act
             Reports of the SPV, will provide to the related Depositor such
             Company Financial Information in

                                      D-5

             EDGAR-compatible format no later than the 25th calendar day of the month following the date on which the Counterparty ceased to meet the requirements.

        (d)  The Counterparty agrees that the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that each SPV who is a beneficiary of a Derivative Agreement shall be an express third party beneficiary of this Agreement.

Section 4.   Indemnification; Remedies

        (a)  The Counterparty shall indemnify CHL and the related Depositor, each person responsible for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each broker dealer acting as underwriter, each person who controls any of such parties (within the meaning of Section 15 of the
             Securities Act and Section 20 of the Exchange Act); and the
             respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs,
             judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

             (i)   (A) any untrue statement of a material fact contained or
                   alleged to be contained in any information, report,
                   accountants' consent or other material provided in written or electronic form under Section 2 by or on behalf of the
                   Counterparty (collectively, the "Company Information"), or
                   (B) the omission or alleged omission to state in the
                   Company Information a material fact required to be stated
                   in the Company Information or necessary in order to make
                   the statements therein, in the light of the circumstances
                   under which they were made, not misleading;

             (ii)  any breach by the Counterparty of a representation or warranty set forth in Section 3(a) and made as of a date
                   prior to the Closing Date, to the extent that such breach
                   is not cured by the Closing Date, or any breach by the
                   Counterparty of a representation or warranty pursuant to
                   Section 3 to the extent made as of a date subsequent to the
                   Closing Date.

        (b)  (i)   Any failure by the Counterparty to deliver any
                   information, report, accountants' consent or other material when and in any case only as required under Section 2 or
                   any breach by the Counterparty of a representation or
                   warranty set forth in Section 3 and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date (or in the case of information
                   needed for purposes of printing the Prospectus Supplement, the date of printing of the Prospectus Supplement), shall, except as provided in clause (ii) of this paragraph,
                   immediately and automatically, without notice or grace
                   period, constitute an Additional Termination Event (as
                   defined in the Master Agreement) with the Counterparty as
                   the sole Affected Party (as defined in the Master

                                      D-6

                   Agreement) under the Derivative Agreement. Following such
                   termination, a termination payment (if any) shall be
                   payable by the applicable party as determined by the
                   application of Section 6(e)(ii) of the Master Agreement,
                   with Market Quotation and Second Method being the
                   applicable method for determining the termination payment
                   (notwithstanding anything in the Derivative Agreement to
                   the contrary).

             (ii)  If the Counterparty has failed to deliver any information, report, certification or accountants' consent when and as
                   required under Section 2, which continues unremedied for
                   the lesser of ten calendar days after the date on which
                   such information, report, certification or accountants'
                   consent was required to be delivered or such period in
                   which the applicable Exchange Act Report for which such
                   information is required can be timely filed (without taking into account any extensions permitted to be filed), or if
                   the Counterparty has provided Company Information, any
                   breach by the Counterparty of a representation or warranty pursuant to Section 3 to the extent made as of a date
                   subsequent to such closing date, and the Counterparty has
                   not, at its own cost, within the period in which the
                   applicable Exchange Act Report for which such information
                   is required can be timely filed caused another entity
                   (which meets any applicable ratings threshold in the
                   Derivative Agreement) to replace the Counterparty as party to the Derivative Agreement that (i) has signed an
                   agreement with CHL and the Depositors substantially in the form of this Agreement, (ii) has agreed to deliver any
                   information, report, certification or accountants' consent when and as required under Section 2 hereof and (iii) is
                   approved by the Depositor (which approval shall not be
                   unreasonably withheld) and any rating agency, if
                   applicable, on terms substantially similar to the
                   Derivative Agreement, then an Additional Termination Event
                   (as defined in the Master Agreement) shall have occurred
                   with the Counterparty as the sole Affected Party. Following such termination, a termination payment (if any) shall be
                   payable by the applicable party as determined by the
                   application of Section 6(e)(ii) of the Master Agreement,
                   with Market Quotation and Second Method being the
                   applicable method for determining the termination payment
                   (notwithstanding anything in the Derivative Agreement to
                   the contrary).

             (iii) In the event that the Counterparty or the SPV has found a replacement entity in accordance with Section 2(b)(ii), the
                   Counterparty shall promptly reimburse the SPV for all
                   reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the
                   Counterparty as counterparty and the entry into a new
                   Derivative Agreement. The provisions of this paragraph
                   shall not limit whatever rights the SPV may have under
                   other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific
                   performance or injunctive relief.

                                      D-7

Section 5.   Miscellaneous.

        (a)  Construction. Throughout this Agreement, as the context requires,
             (a) the singular tense and number includes the plural, and the plural tense and number includes the singular; (b) the past tense includes the present, and the present tense includes the past;
             and (c) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

        (b)  Assignment. None of the parties may assign their rights under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

        (c)  No Third-Party Benefits Except as Specified. None of the
             provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related
             SPV and any trustee of an SPV or any Administrator.

        (d)  Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

        (e)  Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

        (f)  Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        (g)  Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become reasonably necessary or expedient to effectuate and carry out this Agreement.

        (h)  Severability. Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the
             remaining provisions hereof.

        (i)  Integration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations,
             warranties, covenants or undertakings with respect to

                                      D-8

             the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior
             agreements and understandings between the parties with respect to its subject matter.

                                      D-9

             IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                         CWABS, INC.

                                         By: /s/ Darren Bigby
                                            ---------------------------------
                                            Name: Darren Bigby
                                            Title: Vice President

                                         CWMBS, INC.

                                         By: /s/ Darren Bigby
                                            ---------------------------------
                                            Name: Darren Bigby
                                            Title: Vice President

                                         CWALT, INC.

                                         By: /s/ Darren Bigby
                                            ---------------------------------
                                            Name: Darren Bigby
                                            Title: Vice President

                                         CWHEQ, INC.

                                         By: /s/ Darren Bigby
                                            ---------------------------------
                                            Name: Darren Bigby
                                            Title: Vice President

                                         COUNTRYWIDE HOME LOANS, INC.

                                         By: /s/ Darren Bigby
                                            ---------------------------------
                                            Name: Darren Bigby
                                            Title: Senior Vice President

                                      D-10

                                         LEHMAN BROTHERS SPECIAL FINANCING INC.

                                         By: /s/ Jacqueline M. Didier
                                            ----------------------------------
                                            Name: Jacqueline M. Didier
                                            Title: Vice President

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